Exhibit 10.34

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”), is made and entered into as of this 26th day of February, 2010, with an effective date as set forth in Section 3 hereof, by and among POOL CORPORATION (formerly known as SCP POOL CORPORATION), a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS INC., a company organized under the laws of Ontario (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders.

Statement of Purpose

The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Amended and Restated Credit Agreement dated as of December 20, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Lenders and the Administrative Agent.

Subject to the terms and conditions set forth in this Amendment, the Borrowers desire to amend or modify certain provisions of the Credit Agreement as more particularly set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

SECTION     1.  Definitions.       All capitalized, undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

SECTION     2.  Amendment.    Section 11.6 of the Credit Agreement (“Limitations on Dividends and Distributions”) is hereby amended by amending and restating subsection (b) thereof as follows:

“(b)    so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the US Borrower may declare and pay quarterly dividends in a manner consistent with the past practice of the US Borrower in amounts reasonably determined by the board of directors of the US Borrower; provided that the dividends declared and paid in any Fiscal Year shall be subject to the following limitations:

(i)           the aggregate amount of dividends declared and paid during the first quarter of the Fiscal Year ending December 31, 2010 shall not exceed, (A) twenty five percent (25%) times (B) fifty-five percent (55%) of Net Income for the Fiscal Year ended December 31, 2009 (as set forth in the audited financial statements of the US Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2009, or, if such audited financial statements have not yet been delivered pursuant to Section 8.1(b), the unaudited management prepared financial statements of the US Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2009); and

(ii)           the aggregate amount of dividends declared and paid during the second, third and fourth  fiscal quarters of the Fiscal Year ending December 31, 2010 shall, when aggregated with the amount of dividends declared and paid in the first quarter of such Fiscal Year pursuant to clause (i) above, shall not exceed fifty-five percent (55%) of Net Income for the Fiscal Year ended December 31, 2009 (as set forth in the audited financial statements of the US Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2009) (such amount, the “2010 Dividend Cap”); provided that if Net Income for the Fiscal Year ended December 31, 2009 (as set forth in the unaudited management prepared financial statements of the US Borrower and its Subsidiaries for such Fiscal Year) exceeds Net Income (as set forth in the audited financial statements of the US Borrower and its Subsidiaries for such Fiscal Year) by $2,000,000 or greater, the 2010 Dividend Cap shall be reduced to fifty percent (50%) of Net Income for the Fiscal Year ended December 31, 2009 (as set forth in the audited financial statements of the US Borrower and its Subsidiaries for such Fiscal Year); and

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(iii)           with respect to the Fiscal Year ending December 31, 2011 and each Fiscal Year thereafter, the aggregate amount of dividends declared and paid during each Fiscal Year shall not exceed fifty percent (50%) of Net Income for the Fiscal Year preceding the Fiscal Year in which such dividend is to be declared and paid (as set forth in the audited financial statements of the US Borrower and its Subsidiaries for such preceding Fiscal Year);”

SECTION     3.  Effectiveness.  This Amendment shall become effective on the date (such date, the “Effective Date”) that each of the following conditions has been satisfied:

(a)         Amendment Documents.  The Administrative Agent shall have received a duly executed counterpart of this Amendment from the Administrative Agent, the Borrowers, the Subsidiary Guarantors and the Required Lenders;

(b)         Fees and Expenses.

(i)        The US Borrower shall have paid to the Administrative Agent (or its applicable affiliates), for the account of each Lender that executes and delivers a signature page to the Administrative Agent (or its counsel) on or prior to 5 p.m. (Eastern Time) on February 26, 2010 (each a “Consenting Lender”), an amendment fee equal to 5 basis points times each such Consenting Lender’s Revolving Credit Commitment and outstanding Term Loans, in each case as applicable and as in effect on the Effective Date.

(ii)       The Administrative Agent shall have been reimbursed for all reasonable fees and out-of-pocket charges and other expenses (including, without limitation, all costs of electronic or internet distribution of any information hereunder) incurred in connection with this Amendment, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent; and

(c)         Other Documents.  The Administrative Agent shall have received copies of each other document, instrument or item reasonably requested by it.

SECTION     4.  Reaffirmation of Loan Documents.  By its execution hereof, each Borrower and each Subsidiary Guarantor hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

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SECTION     5.  Effect of Amendment.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to be a waiver of, or consent to, a modification or amendment to any term or provision of any Loan Document specifically consented to, waived, amended or modified by this Amendment on any other occasion, or (c) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

SECTION     6.  Representations and Warranties/No Default.

(a)           By its execution hereof, each Borrower and each Subsidiary Guarantor hereby certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (after giving effect to this Amendment) is true and correct as of the date hereof as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

(b)           By its execution hereof, each Borrower and each Subsidiary Guarantor hereby represents and warrants that it has the right, power and authority and has taken all necessary corporate and company action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(c)           By its execution hereof, each Borrower and each Subsidiary Guarantor hereby represents and warrants that this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Borrower or such Subsidiary Guarantor, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

SECTION     7.  Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

SECTION     8.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together constitute one and the same agreement.

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SECTION     9.  Fax Transmission.  A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

US BORROWER:

POOL CORPORATION (formerly known as SCP POOL CORPORATION), a Delaware corporation, as US Borrower

By:                /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

CANADIAN BORROWER:

SCP DISTRIBUTORS INC., an Ontario corporation, as Canadian Borrower

By:                /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

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ACKNOWLEDGED AND AGREED TO BY:

SUBSIDIARY GUARANTORS:

SCP DISTRIBUTORS LLC (successor by merger to NATIONAL POOL TITLE GROUP, INC.), a Delaware limited liability company, as Subsidiary Guarantor

By:      /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

ALLIANCE TRADING, INC., a Delaware corporation, as Subsidiary Guarantor

By:      /s/ Melanie Housey
Name: Melanie Housey
Title:   President and Secretary

CYPRESS, INC., a Nevada corporation, as Subsidiary Guarantor

By:      /s/ Melanie Housey
Name: Melanie Housey
Title:   President and Secretary

SUPERIOR POOL PRODUCTS LLC, a Delaware limited liability company, as Subsidiary Guarantor

By:      /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

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SCP ACQUISITION CO. LLC, a Delaware limited liability company, as Subsidiary Guarantor

 By: SCP Distributors LLC, its Sole Member

By:      /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

SCP INTERNATIONAL, INC, a Delaware corporation, as Subsidiary Guarantor

By:      /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

POOL DEVELOPMENT LLC, a Delaware limited liability company, as Subsidiary Guarantor

By:      /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

SPLASH HOLDINGS, INC. (successor by merger to SPLASH HOLDINGS, INC. (formerly known as FORT WAYNE POOLS, INC.), an Indiana corporation), a Delaware corporation, as Subsidiary Guarantor

By:      /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   President and CEO

HORIZON DISTRIBUTORS, INC., a Delaware corporation, as Subsidiary Guarantor

By:      /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:   Vice President

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POOLCORP FINANCIAL MORTGAGE, LLC, a Delaware limited liability company, as Subsidiary Guarantor

By:      /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:   President

POOLCORP FINANCIAL INC., a Delaware corporation, as Subsidiary Guarantor

By:      /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:   President

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AGENTS AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender

By:                /s/ Greg Campbell
Name: Greg Campbell
Title:   Vice President

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WACHOVIA CAPITAL FINANCE CORPORATION (CANADA) (formerly known as Congress Financial Corporation (Canada)), as Canadian Dollar Lender

By:                /s/ Raymond Eghobamien
Name: Raymond Eghobamien
Title:   Vice President

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BANK OF AMERICA, N.A., as a Lender

By:                /s/ Gary L. Mingle
Name: Gary L. Mingle
Title:   Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION (successor-by-merger to HIBERNIA NATIONAL BANK), as a Lender

By:                /s/ Katharine Kay
Name: Katharine Kay
Title:   Senior Vice President

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COMERICA BANK, as a Lender

By:                /s/ Catherine M. Young
Name: Catherine M. Young
Title:   Vice President

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REGIONS BANK, as a Lender

By:                /s/ Jorge E. Goris
Name: Jorge E. Goris
Title:   Senior Vice President

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WELLS FARGO BANK NATIONAL ASSOCIATION, as a Lender

By:                /s/ Greg Campbell
Name: Greg Campbell
Title:   Vice President